UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2018

IGS Capital Group Limited

(Exact name of registrant as specified in its charter)

Nevada	000-50760	58-2670972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

E-702, Block E, Pusat Dagangan Phileo Damansara 1

No. 9, Jalan 16/11, Off Jalan Damansara

46350 Petaling Jaya, Selangor, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: + 603-77726616

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K dated November 26, 2018 filed by IGS Capital Group Limited with the U.S. Securities and Exchange Commission (the “Original Form 8-K”). The sole purpose of this Amendment is to disclose the profile of Mr. JIE Ming Kui and Mr. Kaushik SEEWOO. No other changes have been made to the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2018, Kok Seng Yeap resigned as director, chief executive officer, chief financial officer and secretary of IGS Capital Group Limited (the “Company”) as part of the Company’s management reorganization. The resignation by the individual did not involve any disagreements with the Company or the management of the Company.

In connection with the departure of the aforementioned individual the Company’s Board named the following individuals as current director, chief executive officer, chief financial officer and secretary:

•	JIE Ming Kui (Director, Chief Executive Officer and Secretary)
•	Kaushik SEEWOO (Director and Chief Financial Officer)

Mr. JIE Ming Kui, aged 44, is an entrepreneur and has successfully managed two companies in Indonesia. He started his career with Global Marketing Indonesia in 1998, he has 20 years of experience in global marketing and had managed worldwide marketing groups, including Malaysia.

Mr. Kaushik SEEWOO, aged 34, is a manager and has successfully managed the Malaysia branch of a top worldwide corporate services company. He started his career with Corporate Services Mauritius in 2006, he has 12 years of experience in worldwide corporate services, Mr. Seewoo now works as a Relationship Manager of the corporate services for Trust Specialty Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2018	IGS CAPITAL GROUP LIMITED

	By:	/s/ Jie Ming Kui
Name: Jie Ming Kui Title: Director and Chief Executive Officer